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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):     September  30, 2005

                                  SECURAC CORP.
              (Exact name of registrant as specified in its charter)

            Nevada                      033-07456-LA              88-0210214
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
    of  incorporation)                                       Identification No.)

        2500, 520 - 5th Avenue S.W., Calgary, Alberta Canada     T2P 3R7
             (Address of principal executive offices)           (Zip Code)

Registrant's  telephone  number,  including  area  code:      (403)  225-0403

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1            Registrant's Business and Operations

Item.  1.01          Entry  into  a  Material  Definitive  Agreement.

     On September 30, 2005, we entered into a series of definitive agreements with two affiliated funds, under which the funds provided us with $300,000 in principal amount of short-term convertible debt and agreed to provide us with an additional $200,000 principal amount of such debt and established what is commonly referred to as an equity line of credit in our favor. The terms of these transactions are summarized below. The summaries are qualified in their entirety by reference to the definitive agreements, all of which are dated September 30, 2005 (the "Closing Date"), which are attached hereto as exhibits (see "Item. 9.01-Financial Statements and Exhibits").

Convertible  Debt
-----------------

     Pursuant to the terms of a subscription agreement and related debenture agreement, Dutchess Private Equities Fund II, L.P. purchased $300,000 principal amount of our newly issued short-term convertible debentures and agreed to purchase an additional $200,000 in principal amount of such debentures upon our filing of a contemplated resale registration statement with the Securities and Exchange Commission (as described below; the "Registration Statement"). After fees and expenses, we received $252,925 in net proceeds from the initial funding. The debentures bear interest at 10% per annum, are subject to a 25% redemption premium . Principal, interest and the redemption premium are payable monthly during the first year. We have the right to redeem the debentures prior to maturity, and are required to redeem the debentures if and to the extent we receive proceeds from any subsequent financing in excess of $500,000. If the debentures are not repaid in full or converted prior thereto, the debentures mature on the fifth anniversary of the Closing Date, at which time any amounts outstanding thereunder will automatically convert into our common stock.


     The conversion price of the debentures will be fixed at the time we file the Registration Statement with the SEC. The conversion price is calculated as the lower of $0.55 per share and the lowest closing bid price of our common stock during the fifteen days trading days prior to the filing of the Registration Statement. If the Registration Statement is not declared effective within 12 months of the Closing Date, the holder may elect for the conversion price to become variable, calculated at 30% discount from the market price at the time of conversion. To facilitate issuance of shares upon conversion and to provide additional comfort to the investor that the shares will be so issued, we placed 909,090 newly issued shares of common stock in escrow with a third party pending conversion of the debentures. To the extent we repay the debentures prior to conversion, these shares are to be returned to us for cancellation.

     The debentures are repayable in twelve consecutive monthly installments each in the amount of $54,345.18, commencing on November 1, 2005. An initial $4,125.96 installment, consisting of interest only, was due and paid on October 1, 2005. Any excess monthly payment will be applied to principal.

     Upon an event of default (as defined in the debenture agreement), we may be subject to an initial penalty equal to 10% of the face amount of the debentures, and an additional penalty equal to 2.5% of the face amount for each month (prorated for partial periods) that the event of default continues. We are entitled to notice and an opportunity to redeem the debentures prior to triggering any such penalties.

     Our obligations under the debentures are secured by a general security interest in all of our assets, as well as a pledge of shares (valued at 150% of the funding amount) owned by certain of our trust stockholders, the beneficiaries of whom include certain of our directors and management. The security agreement contains, among other things, restrictions on our ability to incur additional indebtedness, declare dividends and grant security interests in our assets.

     In connection with the investment, and as contemplated by the subscription agreement, we also issued to the investor a warrant to purchase 181,819 shares of our common stock at an exercise price of $0.55 per share (subject to adjustment for stock splits and the like, as well as below market issuances). The warrant is exercisable at any time until September 30, 2010, five years from the Closing Date. The warrant includes a cashless exercise provision which is triggered in the event the Registration Statement is not declared effective within 12 months from the Closing Date.


     Pursuant to a debenture registration rights agreement, we have agreed to file the Registration Statement with the SEC within 30 days of the Closing Date, and to use our best efforts to cause the same to be declared effective within 90 days of the filing date. The Registration Statement must cover the shares underlying the debenture, as well as the shares underlying the warrant. We may also include in the Registration Statement shares held by our existing stockholders, provided such stockholders agree to restrictions on resale acceptable to the investor.

     We will incur significant penalties in the form of liquidated damages and otherwise for breaches and failure to comply with the commitments contained in the various agreements, including, without limitation, our failure to file the Registration Statement and to cause the same to be declared effective and remain effective within the agreed upon time periods.

     Until the earlier to occur of one year from the effective date of the Registration Statement and repayment of the debentures, we have agreed not to engage in certain equity-based financings without the consent of the holder of the debentures. We have also granted the holder of the debentures a right of first refusal with respect to certain financings during the 12 months following the Closing Date or such longer period, if any, as the debentures remain outstanding.

     We were introduced to Dutchess through an agent who is a registered broker-dealer. We have agreed to pay that agent 3% in respect of the convertible debt financing and an additional 4% in respect of the Equity Line described below, in each case upon funding.

Equity  Line
------------

     We also entered into an investment agreement with Dutchess Private Equities Fund, L.P., pursuant to which the investor committed to purchase, under certain conditions, up to $10,000,000 in aggregate purchase price of our common stock from time to time over a 36-month period beginning on the date of effectiveness of a resale registration statement covering the underlying shares (the "Equity Line Registration"). Under the agreement, provided the Equity Line Registration is effective, we are entitled to put shares of our common stock to the investor from time to time, subject to a maximum dollar amount for each put, at our election, of (i) $200,000 or (ii)200% of the average daily dollar volume prior to the put date (calculated in accordance with the agreement); subject to a maximum put amount of $1,000,000. The purchase price for each put is equal to 95% of the lowest closing bid price of the common stock during the five trading days immediately following the put notice. Notwithstanding the foregoing, the investor shall not be required to purchase pursuant to any put more than an amount equal to the average daily dollar volume during the five trading-day pricing period following the put date (calculated in accordance with the agreement). We are not be entitled to deliver a put notice under the agreement more frequently than once every seven trading days. If the market price of the common stock over the pricing period immediately following the put notice drops by more than 25% from the pre put notice level (during the 10 trading days prior to the put notice), we may withdraw the put notice.

     As noted above, our ability to draw down on the Equity Line is subject to achieving and maintaining an effective Equity Line Registration for the requisite number of shares. The number of shares issuable under the Equity Line is not presently known, as it is based upon the trading price of our common stock at the time of each draw down. Our ability to draw down on the Equity Line will be limited to the extent the trading volume in our common stock is low and to the extent the market price of our common stock is low.

     So long as the Equity Line is in effect, we have granted the investor a right of first refusal on certain subsequent financings during the 12 months following the effective date of the Equity Line Registration. The Equity Line is generally terminable by the Company at any time provided there is no outstanding balance under the convertible debentures.

     We have agreed to file the Equity Line Registration with the SEC within 30 days of the Closing Date, and to use our best efforts to cause the same to be declared effective within 90 days of the filing date. The agreement does not contain liquidated damages for failure to comply with the registration commitments.

Section 2       Financial Information

Item.  2.03     Creation of a Direct Financial Obligation or an Obligation under an  Off-Balance  Sheet  Arrangement  of  a  Registrant.

     The disclosure under Convertible Debentures in Item 1.01 above is incorporated by reference herein.

Section 3            Securities and Trading Markets

Item.  3.02          Unregistered  Sales  of  Equity  Securities.

     The  disclosure  under Item 1.01 above is incorporated by reference herein.


     The number of shares of our common stock issuable upon conversion of the convertible debentures and pursuant to draw downs under the Equity Line is not presently known, as the number of shares will depend on the market price of our common stock after the date hereof. We relied on the exemption from registration under the Securities Act of 1933 (the "Securities Act") provided by
Section 4(2) thereof. Each of the investors has represented that it is an accredited investor within the meaning of the Securities Act and the rules and regulations promulgated thereunder, the offering was limited to two affiliated investors and no general solicitation was made by or on behalf of our company.


Section 9            Financial Statements and Exhibits

Item.  9.01          Financial  Statements  and  Exhibits.

     (d)     Exhibits.

Exhibit  No.     Description
----     --------------------
10.1     Debenture  Agreement
10.2     Security  Agreement
10.3     Debenture  Registrations  Rights  Agreement
10.4     Subscription  Agreement
10.5     Warrant  Agreement
10.6     Investment  Agreement
10.7     Registration  Rights  Agreement
10.8     Escrow  Agreement

                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Securac  Corp.

Dated:     October  6,  2005

                                               By:     /s/  Paul  James  Hookham
                                                       -------------------------
                                                            Paul  James  Hookham
                                                      Chief  Financial  Officer,
                                                         Treasurer and Secretary